SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 10, 1998


                          ORGANIC FOOD PRODUCTS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


California                         333-22997                          94-3076294
--------------------------------------------------------------------------------
(State of                      (Commission File                    (IRS employer
incorporation)                  Number)                      Identification no.)



                           550 Monterey Road, Suite B
                             Morgan Hill, CA 95037
                     --------------------------------------
                     Address of Principal/Executive Offices



                                 (408) 782-1133
                         ------------------------------
                        (Registrant's telephone number,
                              including area code)

Item 2. Acquisition or Disposition of Assets.
---------------------------------------------

On February 10, 1998, Organic Food Products, Inc. ("OFP") purchased certain assets of Sunny Farms Corporation, a producer of bottled water and natural juice products in Richmond, California. OFP purchased Sunny Farms' Napa Valley Springs bottled water product line, the Pacific Rim fruit flavored drinks product line, the Sunny Farms packaged fruit juice product line, related inventory, trademarks, recipes, customer lists, supplier information, goodwill and certain juice processing equipment.

The base purchase price for the intangible assets was $1,700,000 plus $737,367 for the inventory and $120, 000 for the juice processing equipment.

OFP issued 425,000 shares of its common stock as payment for the intangible assets and paid cash in the amount of $120,000 for the juice processing equipment. Regarding the payment of inventory, (a) OFP assumed Sunny Farms' debt obligations owing to Wells Fargo Bank in the amount of $698,765.71, and (b) agreed to pay any remaining amounts owing for the inventory from the proceeds received from sales of the inventory by OFP after OFP has received proceeds equal to the amount of the assumed debt.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(a) Financial Statements of Business Acquired

As of the date of this Report, it is impracticable to provide the audited financial information for the acquisition described above as required by the rules and regulations of the Securities and Exchange Commission. Such audited financial information will be filed as an amendment to this Report as soon as practicable, but not later than 60 days after the date hereof.

(b) Pro Forma Financial Information

As of the date of this Report, it is impracticable to provide the pro forma financial information for the acquisition described above as required by the rules and regulations of the Securities and Exchange Commission. Such pro forma financial information will be filed as an amendment to this Report as soon as practicable, but not later than 60 days after the date hereof.

(c)  Exhibits

Exhibit No.      Title
-----------      -----

   2.01          Agreement of Purchase and Sale of Assets
   2.02          Amendment to Agreement of Purchase and Sale of Assets


Pursuant to the requirements of the Securities and Exchange Act of 1934, Organic Food Products, Inc. has duly caused this Current Report to be singed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 25, 1998                  Organic Food Products, Inc.

                                           /s/  Thomas K. Ward
                                           -------------------------------------
                                           Thomas K. Ward
                                           Chief Financial Officer